Exhibit 32.2



        CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                AS ADOPTED PURSUANT TO SECTION 906
                OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the accompanying Form 10-KSB of Dover
Investments Corporation for the quarter ended December 31, 2003,
I,  Erika Kleczek, Principal Financial Officer of Dover
Investments Corporation, hereby certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) such Form 10-KSB for the period ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in such Form 10-KSB for the period ended December 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of Dover Investments Corporation.



Date: March 19, 2004       By: /s/ Erika Kleczek
                                                      Erika Kleczek
                                                      Principal Financial
                                                      Officer


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Dover Investments Corporation and will be retained by Dover Investments Corporation and furnished to the Securities and Exchange Commission or its staff upon request.